Earnings Summary February 5, 2019 Fourth Quarter 2018 Exhibit 99.3

Genworth 4Q18 Earnings Presentation – February 5, 2019 This presentation contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning & include, but are not limited to, statements regarding the outlook for future business and financial performance of Genworth Financial, Inc. (Genworth) and its consolidated subsidiaries. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially due to global political, economic, business, competitive, market, regulatory and other factors and risks, including those discussed at the end of this presentation, as well as in the risk factors section of Genworth’s Annual Report on Form 10-K, filed with the United States Securities and Exchange Commission (SEC) on February 28, 2018. Genworth undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP1 And Other Items All financial results are as of December 31, 2018 unless otherwise noted. For additional information, please see Genworth’s fourth quarter of 2018 earnings release and financial supplement posted at genworth.com. For important information regarding the use of non-GAAP1 and selected operating performance measures, see the Appendix. Unless otherwise noted, all references in this presentation to net income (loss), net income (loss) per share, adjusted operating income (loss) and adjusted operating income (loss) per share should be read as net income (loss) available to Genworth’s common stockholders, net income (loss) available to Genworth’s common stockholders per diluted share, adjusted operating income (loss) available to Genworth’s common stockholders and adjusted operating income (loss) available to Genworth’s common stockholders per diluted share, respectively. Cautionary Note Regarding Forward-Looking Statements 1U.S. Generally Accepted Accounting Principles

Key Financial Themes For The 4th Quarter Financial Performance Genworth 2018 Full Year Net Income of $119MM, Or $0.24 Per Diluted Share, And Adjusted Operating Income1 Of $179MM, Or $0.36 Per Diluted Share U.S. Mortgage Insurance (MI) 2018 Full Year Adjusted Operating Income Of $490MM, Increased 58% Compared To 2017 Strong Capital Levels Above Management Targets In U.S., Canada And Australia MI Annual U.S. GAAP Reserve Review Completed For U.S. Life Insurance: Long Term Care Insurance (LTC) Maintaining Active Life GAAP Margins Of ~$0.5 To $1.0B, Consistent With Prior Year After-Tax Increase In LTC Reserves Of $258MM Related To Changes To Benefit Utilization Rate, Claim Termination Rate And Other Assumptions Universal Life Insurance2 After-Tax Charge Of $91MM Primarily Related To Mortality And Interest Rate Assumption Updates Continued Progress Toward Multi-Year LTC Rate Action Plan (MYRAP) With Nearly $400MM Incremental Annual Premium Increases Approved In 2018, With A Net Present Value (NPV) Of Over $2B Cumulative Incremental Annual LTC Premium Increases Since 2012 Of ~$10.5B On An NPV Basis, Representing Approximately 65% Of Total Amount Required Under The MYRAP Holding Company Cash & Liquid Assets Of $504MM Genworth 4Q18 Earnings Presentation – February 5, 2019 1Non-GAAP Measure. See Appendix For Additional Information 2Includes Both Universal Life And Term Universal Life Insurance Products

4Q18 Results Summary – Genworth Consolidated

Adjusted Operating Income (Loss) ($MM)

U.S. MI: $124MM

Insurance In Force Growth, Favorable Loss Performance And Lower 2018 Tax Rate Continue To Drive Strong Results

Canada MI: $48MM

Higher Losses Compared To Both Prior Quarter And Prior Year Attributable Primarily To Activity In Alberta

Tax Rate Favorability Driving Improved Performance

Australia MI: $18MM

Prior Year Results Included Unfavorable $141MM Impact Due To Earnings Pattern Adjustment

U.S. Life Insurance: $(425)MM

Current Quarter Results Reflect After-Tax Charges Of $258MM For LTC & $91MM For Life Following Annual Assumption Updates

Fixed Annuities Recorded $17MM After-Tax Charges Primarily Related To Loss Recognition Testing (LRT)

Unfavorable Existing Claims Performance In LTC

Runoff: $(2)MM

Unfavorable Market Performance Relative To Prior Quarter & Prior Year

Corporate & Other: $(54)MM

Prior Year Results Included $456MM Favorable Tax Impacts From Tax Reform & Improved Business Forecasts



4Q18
(291)
3Q18
145
4Q17
326
124
48
18
(2)
(425)
(54)
118
44
17
14
(45)
(3)
390
74
43
13
(69)
(125)
Net Loss
(329)
Net Income
146
Net Income
353
U.S. MI
Canada MI
Australia MI
U.S. Life
Runoff
Corp/Other

Genworth 4Q18 Earnings Presentation – February 5, 2019 3

Genworth

U.S. Mortgage Insurance ($MM) ($MM) Benefits/Changes In Policy Reserves Premiums Flow NIW9,30010,30010,200 Loss Ratio7%11%22% Primary Delqs (#)17,15916,87423,188 Primary New Delqs (#)8,7197,88411,979 Primary Paid Claims (#)8331,204880 Primary Cures (#)7,6017,8578,419 % Of RIF1 2009+88%87%84% 1Risk In Force Genworth 4Q18 Earnings Presentation – February 5, 2019 Premium Increase Versus Prior Quarter & Prior Year Primarily Due To Continued Growth In Insurance In Force New Insurance Written (NIW) Decreased 10% Sequentially Due Primarily To A Seasonally Smaller Purchase Originations Market Single Premium NIW Concentration Down Three Points From 18% To 15% Versus Prior Quarter And Down Eight Points From Prior Year From Selective Participation Lower Losses & Loss Ratio Resulted From Continued Favorable Performance Losses Improved Versus Prior Year Due To Lower New Delinquencies And Reserve Factors And Impact of 2017 Hurricanes On Prior Year Results Full Year Loss Ratio 5%, Reduced Four Points By 2018 Factor Updates RIF From 2009+ Continues To Grow As A Percent Of Total

Flow NIW3,3004,2003,600 Bulk NIW900600800 Canada Mortgage Insurance ($MM) ($MM) Loss Ratio18%14%9% Total Delqs (#)1,6841,6951,718 New Delqs (#)901913984 Paid Claims (#)337375387 Cures (#)575585638 Benefits/Changes In Policy Reserves Premiums Unfavorable $5MM Impact On Earned Premium From Foreign Exchange (FX) Versus Prior Year Flow NIW Down 21% Versus The Prior Quarter From A Seasonally Smaller Originations Market Loss Ratio Increased Sequentially And Versus Prior Year Primarily From Higher Average Reserves On Delinquencies In Alberta 2018 Full Year Loss Ratio 15% Genworth 4Q18 Earnings Presentation – February 5, 2019

Australia Mortgage Insurance ($MM) ($MM) Benefits/Changes In Policy Reserves Premiums Flow NIW4,0003,8004,200 Bulk NIW800-- Loss Ratio129%31%(7)% Total Delqs (#)7,1457,3506,696 New Delqs (#)2,3902,7422,463 Paid Claims (#)325320385 Cures (#)2,2702,3782,528 Unfavorable $7MM Earned Premium Impact From FX Versus Prior Year Prior Year Results Included $(468)MM Impact Due To Change To Premium Earnings Pattern Earned Premiums Down Sequentially Due To Portfolio Seasoning Losses Down Sequentially Due To Seasonally Lower New Delinquencies, Net Of Cures 4Q17 Loss Ratio Reduced By 35 Points By Change In Premium Earnings Pattern 2018 Full Year Loss Ratio 30% Genworth 4Q18 Earnings Presentation – February 5, 2019 1 Different Accounting Treatment Under U.S. GAAP And Australia Accounting Standards For The Premium Earnings Pattern Change In 4Q17 May Cause Reported Loss And Expense Ratios To Differ Materially Between The Two Standards

MI Businesses – Capital Adequacy[1]

U.S. MI – Consolidated RTC[2]



Target RTC Ratio: <18.0:1
12.2
12.3
12.7
4Q18
3Q18
4Q17

	4Q18	3Q18	4Q17
PMIERs Sufficiency[3]	129%	130%	121%

Strong PMIERs Sufficiency Ratio In Excess Of $750MM Above Requirements

More Than $550MM Above PMIERs 2.0 Requirements Effective March 31, 2019

Canada – MCT[4] (%)



Operating MCT Range: 160-165%
171
171
172
4Q18
3Q18
4Q17

MCT Above Regulatory Minimum Requirement Of 150% & Operating Range Of 160 - 165%

Compliant With Regulatory Capital Changes That Became Effective January 1, 2019

Australia – PCA[5] (%)



Target PCA Range: 132 to 144%
194
185
193
4Q18
3Q18
4Q17

Lower Required Capital Due To Portfolio Seasoning

Increased Available Capital From Earnings And No Dividends Or Share Repurchases During The Quarter

[1]Company Estimate For 4Q18, Due To Timing Of The Filing Of Statutory Statements; [2]Risk-To-Capital; [3]Calculated As Available Assets Divided By Required Assets As Defined Within PMIERs. As Of September 30, 2018 And December 31, 2017, The PMIERs Sufficiency Ratios Were In Excess Of $750MM & $550MM, Respectively, Of Available Assets Above The PMIERs Requirements; [4]Minimum Capital Test; [5]Prescribed Capital Amount

Genworth 4Q18 Earnings Presentation – February 5, 2019 7

Genworth

4Q18 Summary – U.S. Life Insurance

Highlights

LTC: $(314)MM

- Current Quarter Results Include $258MM After-Tax Charges From Assumption Updates Following Claims Review
- Higher New Claim Severity Following Assumption Updates
- Unfavorable Existing Claims Performance Including Higher Utilization & Seasonally Lower Terminations
- Higher Premiums And Benefit Reductions From In Force Rate Actions

Life Insurance: $(108)MM

- Annual Assumption Reviews Resulted In After-Tax Charges of $91MM In 4Q18 & $74MM In 4Q17
- Results Versus Prior Quarter And Prior Year Reflect Lower Premiums Due To Runoff Of Block
- Universal Life Mortality Remains Elevated

Fixed Annuities: $(3)MM

- Results Included After-Tax Charges of $17MM In 4Q18 & $30MM In 4Q17 Primarily Related to LRT Reserve Increases
- Lower Core Spreads Due To Lower Variable Investment Income And Runoff Of Block
- Negative Reserve Impact Due To Market Decline During The Quarter

Adjusted Operating Income (Loss)



($MM)
4Q18
(425)
3Q18
(3)
4Q17
(69)
Fixed Annuities
Life
LTC
(3)
(108)
(314)
23
(24)
(2)
17
(85)
(1)

Genworth 4Q18 Earnings Presentation – February 5, 2019 8

Genworth

Benefits & Other Changes In Policy Reserves Long Term Care Insurance Higher Investment Income Compared To Prior Year Due To Continued Growth In Invested Assets Lower Yield Primarily From Limited Partnerships $88MM Estimated Pre-Tax Benefit In 4Q18 From Implemented In Force Premium Rate Actions From 2012 Through 20181 Reserve Strengthening Of $327MM Pre-Tax In 4Q18 $140MM Estimated Pre-Tax Benefit In 4Q18 From Implemented In Force Premium Rate Actions From 2012 Through 20181 Net Investment Income & Yield Premiums 138% 83% 82% 1$216MM Total Pre-Tax (Or $171MM After-Tax) Impact In 4Q18 From Rate Actions, Includes $(12)MM Pre-Tax Impact From Commissions, Premium Tax & Other Adjustments ($MM) ($MM) ($MM) Genworth 4Q18 Earnings Presentation – February 5, 2019 Loss Ratio 398 397 386

LTC: Annual Assumption Review

GAAP & Statutory Margin Testing

Margin	Testing Results
PGAAP	Positive Margin Higher Than Prior Year; No Unlocking Of Reserves
HGAAP	Positive Margin Although Decline From Prior Year
Statutory	In Process

~$0.5 To $1.0B Ending Margin, Consistent With Prior Year

Key Assumption & Model Updates Included

Routine Updates For Lapse, Mortality & Incidence Assumptions

Claim Severity Assumptions Updated To Be Consistent With Claim Reserve Approach…Modest Negative Impact To Margin

Future Rate Action Plan Updated To Reflect Latest Assumption Updates & Policyholder Behavior Experience

Projections Include Unchanged Morbidity & Mortality Improvement Assumptions (Individual Reimbursement Block Only) Supported By Company Experience

Genworth 4Q18 Earnings Presentation – February 5, 2019 10 Genworth

Genworth 4Q18 Earnings Presentation – February 5, 2019 Significant Progress On Multi-Year Rate Action Plan With Nearly $400MM Of Incremental Annual Premium Increases Approved In 2018 - Represents Over $2B In NPV Achieved ~$10.5B NPV From Approved Rate Increases Since 2012, Representing Approximately 65% Progress Towards The Multi-Year LTC Rate Action Plan Consistent With Loss Recognition Testing Genworth Continues To Work Closely With State Regulators To Demonstrate Need For Actuarially Justified Rate Increases In Order To Pay Future Claims Multi-Year LTC Premium Rate Action Plan Update

LTC In Force Premium Rate Increases

Rate Action Progress

Approved Filings	2013	2014	2015	2016	2017	2018
State Filings Approved	155	74	69	96	114	120
Impacted In Force Premium ($MM)	753	492	739	719	714	875
Weighted Average % Rate Increase Approved on Impacted In Force	40%	18%	29%	28%	28%	45%

Filings Submitted	2013	2014	2015	2016	2017	2018
State Filings Submitted	46	96	79	79	226	97
In Force Premium Submitted ($MM)	719	860	546	834	1,280	848

Estimated Impact To Adjusted Operating Income (Loss) From Rate Actions & Key Drivers[1]

	2013	2014	2015	2016	2017	2018
Estimated Adjusted Operating Income From Rate Actions[2] ($MM)	**74**	**186**	**255**	**385**	**422**	**583**

Premiums, Net

Reserve Changes, Net



27
50
92
102
155
114
236
168[3]
296
151
414
203
2013
2014
2015
2016
2017
2018

[1]Includes All Implemented Rate Actions Since 2012. Earned Premium & Reserve Change Estimates Reflect Certain Simplifying Assumptions That May Vary Materially From Actual Historical Results, Including But Not Limited To, A Uniform Rate Of Co-Insurance & Premium Taxes In Addition To Consistent Policyholder Behavior Over Time. Actual Behavior May Differ Significantly From These Assumptions; Excludes Reserve Updates Resulting From Profits Followed By Losses; [2]Estimated Adjusted Operating Income From Rate Actions Includes Estimates For Commissions & Premium Taxes, Net Of Tax Of $(3)MM, $(8)MM, $(14)MM, $(19)MM, $(25)MM & $(34)MM Respectively; [3]2016 Included $(4)MM After-Tax Unfavorable Correction Related To The Calculation For Reduced Benefit Options

Genworth 4Q18 Earnings Presentation – February 5, 2019 12 Genworth

Individual LTC In Force[1] Policy Information

	Pre PCS	PCS I	PCS II	Choice I[2]	Choice II	PC Flex	MFMP[3]	PC Flex II	PC Flex III	Total
Annual Premium ($MM)[4]	59	130	363	678	972	246	98	69	33	2,648
In Force Lives (000s)	42	48	156	290	398	99	44	28	13	1,118
Average Attained Age	87.3	84.6	79.2	72.5	68.9	63.8	67.3	62.9	61.5	71.9
% Lifetime Benefits	60%	36%	32%	31%	13%	3%	4%	0%	0%	21%
5% Compound Inflation	17%	32%	49%	71%	63%	45%	52%	13%	1%	56%
Claims Count[5]	6,957	9,786	15,510	10,656	4,758	208	257	34	7	48,173
% Claims Lifetime	62%	41%	31%	29%	15%	5%	5%	0%	0%	35%
% Claims Non-Lifetime	38%	59%	69%	71%	85%	95%	95%	100%	100%	65%

Average Cumulative Rate Increase Approvals Through 12/31/2018									
Lifetime Benefit Period	~150%	~210%	~180%	~110%	~60%	-	-	-	-
Limited Benefit Period	~80%	~160%	~150%	~90%	~60%	-	-	-	-
Total	~105%	~190%	~170%	~100%	~60%	-	-	-	-

Cumulative Rate Increase Approvals For Individual States Range From A Low Of 0-10% For Each Product To A High Of Greater Than 300%

[1]In Force Data As of 4Q18 Excludes Group Business And Assumed Business From RiverSource, Travelers (Through Brighthouse Financial), & Continental Life; [2]Includes Policies Sold In California Between 2010 & 2013; [3]My Future My Plan (AARP Branded Product); [4]Includes Rate Actions Implemented As Of 12/31/2018; [5]Reflects Both Active And Pending Claims

Note: Other Product Abbreviations Above: PCS = Privileged Care Select, PC = Privileged Choice

Genworth 4Q18 Earnings Presentation – February 5, 2019 13 Genworth

Benefits & Other Changes In Policy Reserves Life Insurance Premium Reduction From 4Q17 Reinsurance Of A Block Of Term Life Business And Run Off Of Existing Blocks Net Investment Income & Yield Premiums & Policy Fees & Other Income ($MM) ($MM) ($MM) Genworth 4Q18 Earnings Presentation – February 5, 2019 Investment Results Relatively Stable Versus Prior Quarter 4Q17 Results Reflect $7MM Lower Policy Loan Income With Offsetting Reductions In Benefits & Expenses - Interest Credited Increases of $113MM Pre-Tax In 4Q18 & $73MM Pre-Tax In 4Q17 Driven Primarily By Annual Assumption Updates Unfavorable Mortality Relative To Prior Quarter And Prior Year Driven By Claim Frequency & Severity In UL

Life Insurance: Annual Assumption Review Margin Impacts Unlocking & Reserves Assumption Changes Impact Term Universal Life (TUL) & Universal Life Products $91MM After-Tax Reserve Increase And Accelerated DAC Amortization Loss Recognition Testing (LRT) Term LRT Margin Improved From Prior Year Statutory In Process Key Assumption & Model Updates Included GAAP & Statutory Margin Testing Increased Base Mortality For All TUL Policies And Additional Amounts For Large Face Policies Reduced Growth In Earned Interest Rate And Crediting Rate Over Projection Period Minor Lapse And Persistency Updates To Align With Emerging Experience Genworth 4Q18 Earnings Presentation – February 5, 2019

SPDA2 Spread1.67%1.66%1.73% SPIA3 Spread0.69%0.72%1.26% Fixed Annuities 1Net Investment Income Less Interest Credited; 2Single Premium Deferred Annuities; Excludes Fixed Indexed Annuities; 3Single Premium Immediate Annuities; Includes Both Paid & Unpaid Interest Credited; 4Excludes Incurred But Not Reported; Mortality Gain (Loss) Represents The Pre-Tax Income Impact Of The Product's Actual Mortality Experience Compared To The Mortality Assumptions Embedded In The Reserves Of The Product ($MM) ($MM) Benefits/Changes In Policy Reserves & SPIA Mortality Net Investment Spread1 SPIA Mortality G/(L)4(3) (4) (1) Genworth 4Q18 Earnings Presentation – February 5, 2019 Net Investment Spread Decreased Due To Lower Average Invested Assets SPIA Spread Reflected Lower Variable Investment Income Versus Prior Year SPDA Spread Declined Versus Prior Year Due To Favorable Impacts In 4Q17 Related To Assumption Updates For Bonus Interest Credited Current Quarter Results Negatively Impacted By $22MM Pre-Tax Reserve Increases Primarily Driven By LRT And Assumption Changes 4Q17 Negatively Impacted By $58MM Pre-Tax Reserve Increase From LRT And Annual Assumption Review

1Non-GAAP Measure, See Appendix Genworth 4Q18 Earnings Presentation – February 5, 2019 Net Investment Income ($MM) Highlights Net Investment Income GNW Reported Yield4.64%4.64%4.60% GNW Core Yield14.58%4.59%4.50% U.S. Life Ins. Segment Reported Yield4.82%4.88%4.85% Impairments- - (2) Net Investment Income And Yields Stable Reflecting Lower Limited Partnership Income And Improving Asset Purchase Rates $4.7B Of Asset Purchases In 4Q18 With An Average Yield Of 4.27%

Holding Company Cash & Liquid Assets[1]

Cash & Liquid Assets Roll Forward

($MM)


Variance (105)
609 2
~$53MM Restricted Cash/ Liquid Assets
13
(45)
(44)
(11)
(18)
504 2
~$58MM Restricted Cash/ Liquid Assets
9/30/2018
Op. Co. Dividends
Interest Payments
Taxes
Bondholder Consents & Fees
Hold Co. Net Other Items
12/31/2018

$13MM Ordinary Dividend Received From Canada MI During 4Q18; Additional $14MM Proceeds From Canada Share Buyback In 4Q18 Are Held At An Intermediate Holding Company And Will Be Received By Genworth Holdings In 1Q19

$(44)MM Paid In Taxes: $(35)MM Intercompany Tax Settlements & $(9)MM Tax Payment To General Electric (Former Parent) Under The Tax Matters Agreement

$(11)MM In Fees Related To Completion Of The Bond Consent Solicitation In October 2018

[1] Holding Company Cash & Liquid Assets Comprises Assets Held In Genworth Holdings, Inc. (The Issuer Of Outstanding Public Debt) Which Is A Wholly-Owned Subsidiary Of Genworth Financial, Inc. [2] Genworth Holdings, Inc. Had $429MM And $534MM of Cash, Cash Equivalents And Restricted Cash As Of 12/31/18 And 9/30/18, Respectively, Which Included Approximately $16MM Of Restricted Cash. Genworth Holdings, Inc. Also Held $75MM In U.S. Government Securities As Of 12/31/18 And 9/30/18, Which Included $42MM And $37MM, Respectively, Of Restricted Assets.

Genworth 4Q18 Earnings Presentation – February 5, 2019 18

Genworth

Appendix Genworth 4Q18 Earnings Presentation – February 5, 2019

Total Genworth Financial, Inc.’s Stockholders’ Equity (GAAP) ($MM) 4Q18 3Q18 2Q18 1Q18 4Q17 U.S. MI 2,809 2,616 2,498 2,438 2,343 Canada MI 1,641 1,752 1,717 1,728 1,773 Australia MI 476 474 515 516 550 U.S. Life Insurance 11,012 10,988 11,164 10,905 11,519 LTC1 7,154 6,921 6,960 6,965 7,343 Life Insurance1 3,358 3,531 3,607 3,267 3,297 Fixed Annuities1 500 536 597 673 879 Runoff1 727 697 650 729 553 Corporate & Other1,2 (4,215) (3,729) (3,634) (3,298) (3,320) Total 12,450 12,798 12,910 13,018 13,418 1Includes Estimate Of Allocated Deferred Tax Balances By Product Line; 2Includes Value Of Long-Term Borrowings Of Genworth Holdings, Inc. Genworth 4Q18 Earnings Presentation – February 5, 2019

Use Of Non-GAAP Measures This presentation includes the non-GAAP financial measures entitled "adjusted operating income (loss)" and "adjusted operating income (loss) per share." Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company's segments and Corporate and Other activities. A component of the company's net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company's discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company's opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company's opinion, they are not indicative of overall operating trends. While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company's definition of adjusted operating income (loss) may differ from the definitions used by other companies. On December 22, 2017, the Tax Cuts and Jobs Act (TCJA) was signed into law. The TCJA reduced the U.S. corporate federal income tax rate to 21% effective for taxable years beginning on January 1, 2018. Therefore, beginning in the first quarter of 2018, the company assumed a tax rate of 21% on certain adjustments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) and in the explanation of specific variances of operating performance (unless otherwise indicated). In the prior year, the company assumed a tax rate of 35%, the previous U.S. corporate federal income tax rate prior to the enactment of the TCJA, on certain adjustments to reconcile net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income and in the explanation of specific variances of operating performance. These adjustments are also net of the portion attributable to noncontrolling interests and net investment gains (losses) are adjusted for DAC and other intangible amortization and certain benefit reserves. The company recorded a pre-tax expense of $2 million in the third quarter of 2018 and $1 million in the first and third quarters of 2017 related to restructuring costs as it continues to evaluate and appropriately size its organizational needs and expenses. There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented other than fees incurred during the fourth quarter of 2018 related to Genworth Holdings, Inc.’s bond consent solicitation of $6 million for broker, advisor and investment banking fees. This presentation includes the non-GAAP financial measure entitled "core yield" as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP. In addition, the company's definition of core yield may differ from the definitions used by other companies. A reconciliation of reported U.S. GAAP yield to core yield is included in this appendix. Genworth 4Q18 Earnings Presentation – February 5, 2019

Definition Of Selected Operating Performance Measures The company reports selected operating performance measures including "sales" and "insurance in force" or "risk in force" which are commonly used in the insurance industry as measures of operating performance. Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance. The company considers new insurance written to be a measure of the company's operating performance because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of the company's revenues or profitability during that period. Management regularly monitors and reports insurance in force and risk in force. Insurance in force for the company’s mortgage insurance businesses is a measure of the aggregate original loan balance for outstanding insurance policies as of the respective reporting date. Risk in force for the company’s U.S. mortgage insurance business is based on the coverage percentage applied to the estimated current outstanding loan balance. The company considers insurance in force and risk in force to be measures of its operating performance because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period. Management also regularly monitors and reports a loss ratio for the company's businesses. For the mortgage insurance businesses, the loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. For the long term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses. These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources. The TCJA reduced the U.S. corporate federal income tax rate to 21% effective for taxable years beginning on January 1, 2018 and migrated the worldwide tax system to a territorial international tax system. Therefore, beginning on January 1, 2018, the company taxed its international businesses at their local statutory tax rates and its domestic businesses at the new enacted tax rate of 21%. The company allocates its consolidated provision for income taxes to its operating segments. The company’s allocation methodology applies a specific tax rate to the pre-tax income (loss) of each segment, which is then adjusted in each segment to reflect the tax attributes of items unique to that segment such as foreign income. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities. Results Of Operations By Segment Genworth 4Q18 Earnings Presentation – February 5, 2019

Reconciliation Of Net Income (Loss) To Adjusted Operating Income (Loss) 23 Genworth 4Q18 Earnings Presentation – February 5, 2019

Reconciliation Of Reported Yield To Core Yield Genworth 4Q18 Earnings Presentation – February 5, 2019

5 Cautionary Note Regarding Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "believes," "seeks," "estimates," "will" or words of similar meaning and include, but are not limited to, statements regarding the outlook for the company's future business and financial performance. Examples of forward-looking statements include statements the company makes relating to the transaction with China Oceanwide Holdings Group Co., Ltd. (Oceanwide) and the company’s discussions with regulators in connection therewith. Forward-looking statements are based on management's current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements due to global political, economic, business, competitive, market, regulatory and other factors and risks, including, but not limited to, the following: risks related to the proposed transaction with Oceanwide including: the company's inability to complete the transaction in a timely manner or at all; the parties’ inability to obtain regulatory approvals, or the possibility that regulatory approvals may further delay the transaction or will not be received prior to March 15, 2019 (and either or both of the parties may not be willing to further waive their end date termination rights beyond March 15, 2019) or that materially burdensome or adverse regulatory conditions may be imposed or undesirable measures may be required in connection with any such regulatory approvals (including those conditions or measures that either or both of the parties may be unwilling to accept or undertake, as applicable); the risk that the parties will not be able to obtain other regulatory approvals, including in connection with a potential alternative funding structure or the current geo-political environment; the parties’ inability to obtain any necessary regulatory approvals for the post-closing capital plan; the risk that a condition to the closing of the transaction may not be satisfied; potential legal proceedings that may be instituted against the company in connection with the transaction that may delay, make it more costly or ultimately preclude it; the risk that the proposed transaction disrupts the company's current plans and operations as a result of the announcement and consummation of the transaction; certain restrictions during the pendency of the transaction that may impact the company's ability to pursue certain business opportunities or strategic transactions; continued availability of capital and financing to the company before, or in the absence of, the consummation of the transaction; further rating agency actions and downgrades in the company's debt or financial strength ratings; changes in applicable laws or regulations; the company's ability to recognize the anticipated benefits of the transaction; the amount of the costs, fees, expenses and other charges related to the transaction; the risks related to diverting management’s attention from the company’s ongoing business operations; the merger agreement may be terminated in circumstances that would require the company to pay Oceanwide a fee; the company’s ability to attract, recruit, retain and motivate current and prospective employees may be adversely affected; and disruptions and uncertainty relating to the transaction, whether or not it is completed, may harm the company's relationships with its employees, customers, distributors, vendors or other business partners, and may result in a negative impact on the company's business; strategic risks in the event the proposed transaction with Oceanwide is not consummated including: the company's inability to successfully execute alternative strategic plans to effectively address its current business challenges (including with respect to its U.S. life insurance businesses, debt obligations, cost savings, ratings and capital); the company's ability to continue to sell long term care insurance policies; the company's inability to attract buyers for any businesses or other assets it may seek to sell, or securities it may seek to issue, in each case, in a timely manner and on anticipated terms; failure to obtain any required regulatory, stockholder and/or noteholder approvals or consents for such alternative strategic plans, or the company's challenges changing or being more costly or difficult to successfully address than currently anticipated or the benefits achieved being less than anticipated; inability to achieve anticipated cost-savings in a timely manner; and adverse tax or accounting charges; and the company’s ability to increase the capital needed in its businesses in a timely manner and on anticipated terms, including through improved business performance, reinsurance or similar transactions, asset sales, securities offerings or otherwise, in each case as and when required; risks relating to estimates, assumptions and valuations including: inadequate reserves and the need to increase reserves (including as a result of any changes the company may make in the future to its assumptions, methodologies or otherwise in connection with periodic or other reviews); risks related to the impact of the company’s annual review of assumptions and methodologies related to its long term care insurance claim reserves and margin reviews, including risks that additional information obtained in the future or other changes to assumptions or methodologies materially affect margins; inaccurate models; deviations from the company's estimates and actuarial assumptions or other reasons in its long term care insurance, life insurance and/or annuity businesses; accelerated amortization of deferred acquisition costs (DAC) and present value of future profits (PVFP) (including as a result of any future changes it may make to its assumptions, methodologies or otherwise in connection with periodic or other reviews); adverse impact on the company's financial results as a result of projected profits followed by projected losses (as is currently the case with its long term care insurance business); adverse impact on the company's results of operations, including the outcome of its annual review of the premium earnings pattern for its mortgage insurance businesses; and changes in valuation of fixed maturity and equity securities; Genworth 4Q18 Earnings Presentation – February 5, 2019

Cautionary Note Regarding Forward-Looking Statements risks relating to economic, market and political conditions including: downturns and volatility in global economies and equity and credit markets; interest rates and changes in rates (particularly given the historically low interest rate environment) have adversely impacted, and may continue to materially adversely impact, the company's business and profitability; deterioration in economic conditions or a decline in home prices that adversely affect the company's loss experience in mortgage insurance; political and economic instability or changes in government policies; and fluctuations in foreign currency exchange rates and international securities markets; regulatory and legal risks including: extensive regulation of the company's businesses and changes in applicable laws and regulations (including changes to tax laws and regulations); litigation and regulatory investigations or other actions; dependence on dividends and other distributions from the company's subsidiaries (particularly its international subsidiaries) and the inability of any subsidiaries to pay dividends or make other distributions to the company, including as a result of the performance of its subsidiaries and insurance, regulatory or corporate law restrictions; adverse change in regulatory requirements, including risk-based capital; changes in regulations adversely affecting the company's international operations; inability to continue to maintain the private mortgage insurer eligibility requirements (PMIERs); inability of the company's U.S. mortgage insurance subsidiaries to meet minimum statutory capital requirements and hazardous financial condition standards; the influence of Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and a small number of large mortgage lenders on the U.S. mortgage insurance market and adverse changes to the role or structure of Fannie Mae and Freddie Mac; adverse changes in regulations affecting the company's mortgage insurance businesses; inability to continue to implement actions to mitigate the impact of statutory reserve requirements; impact of additional regulations pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act; changes in tax laws; and changes in accounting and reporting standards; liquidity, financial strength ratings, credit and counterparty risks including: insufficient internal sources to meet liquidity needs and limited or no access to capital (including the ability to obtain further financing under an additional secured term loan or credit facility); future adverse rating agency actions, including with respect to rating downgrades or potential downgrades or being put on review for potential downgrade, all of which could have adverse implications for the company, including with respect to key business relationships, product offerings, business results of operations, financial condition and capital needs, strategic plans, collateral obligations and availability and terms of hedging, reinsurance and borrowings; defaults by counterparties to reinsurance arrangements or derivative instruments; defaults or other events impacting the value of the company's fixed maturity securities portfolio; and defaults on the company's commercial mortgage loans or the mortgage loans underlying its investments in commercial mortgage-backed securities and volatility in performance; operational risks including: inability to retain, attract and motivate qualified employees or senior management; ineffective or inadequate risk management in identifying, controlling or mitigating risks; reliance on, and loss of, key customer or distribution relationships; competition, including in the company's mortgage insurance businesses from government and government-owned and government-sponsored enterprises (GSEs) offering mortgage insurance; the design and effectiveness of its disclosure controls and procedures and internal control over financial reporting may not prevent all errors, misstatements or misrepresentations; and failure or any compromise of the security of the company's computer systems, disaster recovery systems and business continuity plans and failures to safeguard, or breaches of, its confidential information; insurance and product-related risks including: the company's inability to increase sufficiently, and in a timely manner, premiums on in force long term care insurance policies and/or reduce in force benefits, and charge higher premiums on new policies, in each case, as currently anticipated and as may be required from time to time in the future (including as a result of the company's failure to obtain any necessary regulatory approvals or unwillingness or inability of policyholders to pay increased premiums), including to offset any negative impact on the company's long term care insurance margins; failure to sufficiently increase new sales for the company's long term care insurance products; availability, affordability and adequacy of reinsurance to protect the company against losses; inability to realize anticipated benefits of the company’s rescissions, curtailments, loan modifications or other similar programs in its mortgage insurance businesses; premiums for the significant portion of the company's mortgage insurance risk in force with high loan-to-value ratios may not be sufficient to compensate the company for the greater risks associated with those policies; decreases in the volume of high loan-to-value mortgage originations or increases in mortgage insurance cancellations; increases in the use of alternatives to private mortgage insurance and reductions in the level of coverage selected; potential liabilities in connection with the company's U.S. contract underwriting services; and medical advances, such as genetic research and diagnostic imaging, and related legislation that impact policyholder behavior in ways adverse to the company; other risks including: occurrence of natural or man-made disasters or a pandemic; impairments of or valuation allowances against the company's deferred tax assets; the possibility that in certain circumstances the company will be obligated to make payments to General Electric Company (GE) under the tax matters agreement with GE even if its corresponding tax savings are never realized and payments could be accelerated in the event of certain changes in control; and provisions of the company's certificate of incorporation and bylaws and the tax matters agreement with GE may discourage takeover attempts and business combinations that stockholders might consider in their best interests; and risks relating to the company's common stock including: the continued suspension of payment of dividends; and stock price fluctuations.   The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. Genworth 4Q18 Earnings Presentation – February 5, 2019